UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 3, 2025
SILICON LABORATORIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (512) 416-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLAB	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 4.01 Changes in Registrant's Certifying Accountant
(a) Dismissal of Independent Registered Public Accounting Firm
On March 3, 2025, the Audit Committee of the Board of Directors of Silicon Laboratories Inc. (the “Company”), after a proposal process with several qualified audit firms, approved the decision to change its independent registered public accounting firm and dismissed Ernst & Young LLP (“Ernst & Young”) as its independent registered public accounting firm. The reports of Ernst & Young on the consolidated financial statements of the Company and its subsidiaries as of and for the fiscal years ended December 28, 2024 and December 30, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Company’s fiscal years ended December 28, 2024 and December 30, 2023, there were: (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that Ernst & Young’s report for the year ended December 30, 2023 indicated that the Company did not maintain effective internal control over financial reporting as of the year then ended because of the effect of a material weakness related to the Company’s inventory accounting.
The Company provided Ernst & Young with a copy of the above disclosures and requested Ernst & Young to furnish the Company with a letter addressed to the SEC stating whether Ernst & Young agreed with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of Ernst & Young’s letter, dated March 6, 2025, is attached as Exhibit 16.1 to this Form 8-K.
(b) Appointment of New Independent Registered Public Accounting Firm
On March 3, 2025, the Audit Committee approved the appointment of Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2026. During the Company’s fiscal years ended December 28, 2024 and December 30, 2023, neither the Company nor anyone acting on its behalf consulted with D&T regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that D&T concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Item 9.01. Financial Statements and Exhibits
(d)Exhibits.

16.1	Letter from Ernst & Young LLP dated March 6, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

March 6, 2025	/s/ Dean Butler
Date	Dean Butler
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)